                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         REGIONS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(Regions Logo)

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 326-7100

To the Stockholders:


     You are cordially invited to attend the twenty-eighth annual meeting of the stockholders of Regions Financial Corporation to be held at 10:00 a.m. local time, on May 19, 1999, in the Emerald C room at the SanDestin Hilton, 4000 SanDestin Blvd., Destin, Florida 32541.


     We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy.


     A reception and coffee will be held from 9:00 a.m. until 10:00 a.m., in the Emerald B Foyer at the SanDestin Hilton. We hope you will find it convenient to come early enough to enjoy this social time prior to the stockholders' meeting.



                                              /s/ J. STANLEY MACKIN



                                              J. Stanley Mackin

                                              Chairman of the Board

April 7, 1999

                         REGIONS FINANCIAL CORPORATION
                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 326-7100
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held May 19, 1999
                             ---------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Regions Financial Corporation (Regions or Company), a Delaware corporation, will be held at the SanDestin Hilton, 4000 SanDestin Blvd., Destin, Florida 32541, on Wednesday, May 19, 1999, at 10:00 a.m. local time, for the purpose of considering and acting on the following:

          1. To elect the five (5) nominees named in the Proxy Statement as directors to serve for three year terms or until their successors have been elected and qualified.

          2. To approve an amendment to Article EIGHTH of the Certificate of Incorporation to remove reference to retirement of directors, and to ratify a restatement of the Certificate of Incorporation.

          3. To approve the Management Incentive Plan, an annual incentive compensation plan.

          4. To approve the 1999 Long Term Incentive Plan, an incentive compensation plan.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 26, 1999, are entitled to receive notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the main office of Regions Bank, 417 North 20th Street, Birmingham, Alabama. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. In the alternative, you may vote your shares by telephone or via the Internet. Instructions are included with the proxy card. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have returned your proxy card or voted by telephone or on the Internet. The proxy may be revoked at any time prior to its exercise.

                                          By Order of the Board of Directors
                                          /s/ SAMUEL E. UPCHURCH, JR.


                                          Samuel E. Upchurch, Jr.

                                          Corporate Secretary

April 7, 1999

                         REGIONS FINANCIAL CORPORATION

                             POST OFFICE BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247
                             TELEPHONE 205 326-7100

                             ---------------------

                                PROXY STATEMENT
                    FOR 1999 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     Regions Financial Corporation (Regions or the Company) is furnishing this Proxy Statement to the stockholders in connection with the 1999 annual meeting of stockholders to be held on Wednesday, May 19, 1999, at 10:00 a.m. local time at the SanDestin Hilton, 4000 SanDestin Blvd., Destin, Florida 32541, and at any adjournment thereof. The matters to be considered and acted upon are (1) the election of five nominees as directors of the corporation, (2) proposal to approve an amendment to and restatement of the Certificate of Incorporation to delete reference to the retirement of directors, and to ratify a restatement of the Certificate of Incorporation, (3) proposal to approve the Management Incentive Plan, (4) proposal to approve the 1999 Long Term Incentive Plan, and
(5) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of the board of directors of Regions and is revocable by the stockholder at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Participants in Regions' Dividend Reinvestment Plan, Employee Stock Purchase Plan, and Directors' Stock Incentive Plan will note that shares held by the administrator for such plans are shown on the enclosed proxy card in addition to shares held directly by the stockholder in certificate form. Signing and returning the proxy card will enable voting of all shares, including those held in such plans.

     The annual report of Regions Financial Corporation for the year 1998, including financial statements, has been mailed to all stockholders. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

               The date of this proxy statement is April 7, 1999.

               SOLICITATION, VOTING, AND REVOCABILITY OF PROXIES

     This is the first mailing of proxy solicitation materials to stockholders. Regions will solicit proxies by mail and also may solicit proxies by telephone or telegram or in person by the directors, officers, and employees of Regions, who will receive no additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their out-of-pocket expenses. Regions has retained D.F. King & Co., Inc. to assist in the solicitation of proxies. It is anticipated that the fee of such firm will not exceed $7,000 plus reasonable out-of-pocket costs and expenses authorized by Regions.

     Stockholders are urged to sign and date the enclosed proxy card and return it as promptly as possible in the envelope enclosed for that purpose. Stockholders of record can also give proxies by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate Regions stockholders' identities, to allow Regions stockholders to give their voting instructions, and to confirm that Regions stockholders' instructions have been recorded properly. Regions has been advised by counsel that the procedures that have been put in place for telephone and Internet voting are consistent with the requirements of applicable law. Stockholders who wish to vote over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and that there may be some risk a stockholder's vote might not be properly recorded or counted because of an unanticipated electronic malfunction.

     Any Regions stockholder who has delivered a proxy or voted by telephone or the Internet may revoke it at any time before it is voted by giving notice of revocation in writing or submitting to Regions a signed proxy card bearing a later date, provided that such notice or proxy card is actually received by Regions before the vote of stockholders or in open meeting prior to the taking of stockholder vote at the Regions Annual Meeting. Any notice of revocation should be sent to Regions Financial Corporation, 417 North 20th Street, Birmingham, Alabama 35203; Attention: Samuel E. Upchurch, Jr., Corporate Secretary. A proxy will not be revoked by death or supervening incapacity of the stockholder executing the proxy unless, before the vote, notice of such death or incapacity is filed with the Corporate Secretary.

     The shares of Regions Common Stock represented by properly executed proxies received at or prior to the Annual Meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted for the election of the five nominees for director named in this proxy statement, for the approval of the amendment to and restatement of the certificate of incorporation, for approval of the management incentive plan, for approval of the 1999 Long Term Incentive Plan, and in the discretion of the proxy holder as to any other matters that properly may come before the Annual Meeting. If necessary, and unless contrary instructions are given, the proxy holder also may vote in favor of a proposal to adjourn the Annual Meeting to permit further solicitation of proxies in order to obtain sufficient votes to approve the matters presented or any other matter that properly comes before the Annual Meeting. Proxies representing shares which were voted against any of the matters presented will not be voted in favor of any proposal to adjourn the Annual Meeting.

     Please note that the procedures for voting by telephone or over the Internet differ depending on whether Regions are held in your own name or are held for you in a nominee or brokerage account ("street" name).

For Regions shares held in your name:

     Any Regions stockholder of record desiring to vote by telephone or over the Internet will be required to enter the unique control number imprinted on such holder's Regions proxy card, and therefore should have the proxy card in hand when initiating the session.

     - To vote by telephone, dial 1-800-OK2-VOTE (1-800-652-8683) on a touch tone telephone, and follow the simple menu instructions provided. There is no charge for this call.

     - To vote over the Internet, log on to the website http://www.vote-by-net.com and follow the simple instructions provided. Similar instructions are included on the enclosed Regions proxy card.

For Regions shares held in nominee accounts ("street" name):


     A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. Votes submitted via the Internet through the ADP program must be received by May 18, 1999. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     As of March 26, 1999, Regions had issued 223,898,061 shares of common stock, of which 222,225,168 were outstanding and 1,672,893 were held as treasury stock. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only stockholders of record at the close of business on March 26, 1999, will be entitled to vote at the meeting or any adjournment thereof.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of December 31, 1998, all Regions' affiliate banks beneficially held in a fiduciary capacity for others under numerous trust relationships, 12,920,186 shares or 5.86% of Regions' outstanding common stock. Regions' affiliate bank trust departments have sole voting power with respect to 11,918,532 of these shares or 5.41%, shared voting power with respect to 43,541 of these shares, sole dispositive power with respect to 5,914,144 of these shares and shared dispositive power with respect to 2,239,488 of these shares. No other entity is known to the Company to be the beneficial owner of more than five percent of any class of voting securities.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT


     All directors and executive officers of Regions, as a group, own beneficially a total of 8,676,519 shares (which includes 2,173,651 shares that are the subject of presently exercisable options) or 3.87% of the Company's outstanding common stock. Information with respect to beneficial ownership is based upon information furnished by each officer, director or nominee, or contained in filings made with the Securities and Exchange Commission.


     The following table presents information concerning the beneficial ownership of Regions' common stock by certain of its executive officers at March 26, 1999. For beneficial ownership information of each director, see "Election of Directors."


                                                                        REGIONS STOCK BENEFICIALLY OWNED
                                                                        ---------------------------------
NAME AND ADDRESS                                     TITLE OF CLASS     NO. OF SHARES(1)      % OF CLASS
----------------                                     --------------     -----------------     -----------
J. Stanley Mackin................................        Common             1,086,687              .49%
  Birmingham, Alabama
Carl E. Jones, Jr................................        Common               535,595              .24%
  Birmingham, Alabama
Richard D. Horsley...............................        Common               408,009              .18%
  Birmingham, Alabama
William E. Jordan................................        Common               343,917              .15%
  Birmingham, Alabama
Sam P. Faucett...................................        Common               388,751              .17%
  Tuscaloosa, Alabama


---------------


(1) The amounts shown represent the total shares beneficially owned by such individuals, restricted shares (80,000 for Mr. Mackin, 5,641 for Mr. Jones, and 2,820 for each of the other individuals) and shares which are issuable upon the exercise of all stock options which are currently exercisable and exercisable within 60 days. Specifically, the following individuals have the right to acquire the shares indicated after their names, upon the exercise of such stock options: Mr. Mackin, 623,850; Mr. Jones, 174,471; Mr. Horsley, 142,056; Mr. Jordan, 148,176, and Mr. Faucett, 180,792.


     No change in control of Regions has occurred since January 1, 1998, and no arrangements are known to Regions which may at a later date result in a change in control of the Company.

                             ELECTION OF DIRECTORS

     Regions recommends that the board of directors for the ensuing year shall consist of sixteen directors, and further recommends the election of Sheila S. Blair, Barnett Grace, Olin B. King, Lee J. Styslinger, Jr., and C. Kemmons Wilson, Jr. as directors, to hold office for a term of three years expiring with the annual meeting of stockholders to be held in 2002 or until their successors are elected and qualified. The terms of office of eleven directors continue after the meeting. The proxy will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, the proxies will be voted for such substitute nominee as the board of directors may designate. Regions has no reason to believe that any substitute nominee or nominees will be required. The proxies will not be voted for more than five nominees.

INFORMATION ON DIRECTORS

     The following table indicates the age, residence, principal occupation or employment for the last five years of each nominee and director whose term of office continues after the meeting, position and offices held with Regions or its subsidiaries, the year the director was first elected, and the number of shares of common stock of the Company beneficially owned at March 26, 1999.

                                                                                           YEAR
                       PRESENT OCCUPATION      POSITION AND               YEAR            TERM OF
NAME OF NOMINEE          AND PRINCIPAL       OFFICES HELD WITH            FIRST           OFFICE
OR DIRECTOR,             OCCUPATION FOR         REGIONS AND              ELECTED           WILL
RESIDENCE, AND AGE      LAST FIVE YEARS        SUBSIDIARIES            AS DIRECTOR        EXPIRE
------------------     ------------------  ---------------------  ---------------------   -------
Sheila S. Blair(1)     Retired, formerly   Director, Regions              1989             1999
  Birmingham, Alabama  Executive
  64                   Director, The
                       Greater Birmingham
                       Foundation
                       (Community
                       foundation)
James B. Boone, Jr.    Chairman of the     Director, Regions              1985             2000
  Tuscaloosa, Alabama  Board, Boone
  63                   Newspapers, Inc.
                       (Newspaper
                       publishing,
                       management and
                       ownership)
James S.M. French      Chairman and        Director, Regions              1986             2000
  Birmingham, Alabama  President, Dunn
  59                   Investment Co.
                       (Construction,
                       construction
                       materials,
                       investments)
Barnett Grace(1)       Regional            Director, Regions and          1998             1999
  Little Rock,         President,          Regions Bank
  Arkansas             Regions, formerly
  54                   Chairman & Chief
                       Executive Officer,
                       First Commercial
                       Corp.
Frank D.               Chairman, TCBY      Director, Regions              1998             2001
  Hickingbotham        Enterprises, Inc.
  Little Rock,         (Frozen yogurt
  Arkansas             manufacturing and
  62                   franchising)

                          NUMBER OF SHARES BENEFICIALLY
                             OWNED AT MARCH 26, 1999
NAME OF NOMINEE        -----------------------------------
OR DIRECTOR,                            (2)       PERCENT
RESIDENCE, AND AGE     DIRECTLY      INDIRECTLY   OF CLASS
------------------     ---------     ----------   --------
Sheila S. Blair(1)       100,135       17,048        .05%
  Birmingham, Alabama
  64
James B. Boone, Jr.       23,410       12,972        .02%
  Tuscaloosa, Alabama
  63
James S.M. French         23,164      104,528        .06%
  Birmingham, Alabama
  59
Barnett Grace(1)         647,753(3)   230,272        .39%
  Little Rock,
  Arkansas
  54
Frank D.               2,317,558       71,400       1.08%
  Hickingbotham
  Little Rock,
  Arkansas
  62

                                                                                           YEAR
                       PRESENT OCCUPATION      POSITION AND               YEAR            TERM OF
NAME OF NOMINEE          AND PRINCIPAL       OFFICES HELD WITH            FIRST           OFFICE
OR DIRECTOR,             OCCUPATION FOR         REGIONS AND              ELECTED           WILL
RESIDENCE, AND AGE      LAST FIVE YEARS        SUBSIDIARIES            AS DIRECTOR        EXPIRE
------------------     ------------------  ---------------------  ---------------------   -------
Richard D. Horsley     Vice Chairman of    Director, Regions;             1982             2000
  Birmingham, Alabama  the Board and       Director, Regions
  56                   Executive           Bank, Regions Agency,
                       Financial Officer,  Inc., Regions
                       Regions and         Mortgage, Inc.,
                       Regions Bank        Regions Life
                                           Insurance Company,
                                           Regions Financial
                                           Building Corp.,
                                           Regions Asset
                                           Management Co.,
                                           Ramco-FL Holding,
                                           Inc., and EFC
                                           Holdings Corporation
Carl E. Jones, Jr.     President and       Director, Regions,             1997             2001
  Birmingham, Alabama  Chief Executive     Regions Bank, Regions
  58                   Officer, Regions    Mortgage, Inc.,
                       and Regions Bank,   Regions Interstate
                       formerly Regional   Billing Service,
                       President, Regions  Inc., and EFC
                                           Holdings Corporation
Olin B. King(1)        Chairman and CEO,   Director, Regions              1984             1999
  Huntsville, Alabama  SCI Systems, Inc.
  65                   (Diversified
                       electronics
                       manufacturer)
J. Stanley Mackin      Chairman, Regions   Director, Regions,             1990             2000
  Birmingham, Alabama  and Regions Bank;   Regions Bank, Regions
  66                   Formerly Chief      Agency, Inc., Regions
                       Executive Officer,  Mortgage, Inc., and
                       Regions and         Regions Life
                       Regions Bank        Insurance Company
Michael W. Murphy El   President, Marmick  Director, Regions              1998             2001
  Dorado, Arkansas 51  Oil Company (Oil
                       and gas
                       exploration and
                       production)
Henry E. Simpson       Attorney, Lange,    Director, Regions              1973             2001
  Birmingham, Alabama  Simpson, Robinson
  64                   & Somerville LLP
W. Woodrow Stewart     Attorney, Stewart,  Director, Regions              1999             2000
  Gainesville,         Melvin & Frost
  Georgia 60
Lee J. Styslinger,     Chairman, ALTEC     Director, Regions              1985             1999
  Jr.(1)               Industries, Inc.
  Birmingham, Alabama  (Manufacturer of
  66                   mobile utility
                       equipment)
John H. Watson         Chairman, Smith,    Director, Regions              1999             2001
  Dothan, Alabama      Inc. (Heating and
  61                   air conditioning)

                          NUMBER OF SHARES BENEFICIALLY
                             OWNED AT MARCH 26, 1999
NAME OF NOMINEE        -----------------------------------
OR DIRECTOR,                            (2)       PERCENT
RESIDENCE, AND AGE     DIRECTLY      INDIRECTLY   OF CLASS
------------------     ---------     ----------   --------
Richard D. Horsley       408,009(3)        --        .18%
  Birmingham, Alabama
  56
Carl E. Jones, Jr.       505,209(3)    30,386        .24%
  Birmingham, Alabama
  58
Olin B. King(1)           20,682           --        .01%
  Huntsville, Alabama
  65
J. Stanley Mackin      1,078,296(3)     8,391        .49%
  Birmingham, Alabama
  66
Michael W. Murphy El         630       13,327        .01%
  Dorado, Arkansas 51
Henry E. Simpson         142,777       50,644        .09%
  Birmingham, Alabama
  64
W. Woodrow Stewart         7,540           --          0%
  Gainesville,
  Georgia 60
Lee J. Styslinger,        19,370       91,059        .05%
  Jr.(1)
  Birmingham, Alabama
  66
John H. Watson           109,192       21,278        .06%
  Dothan, Alabama
  61

                                                                                           YEAR
                       PRESENT OCCUPATION      POSITION AND               YEAR            TERM OF
NAME OF NOMINEE          AND PRINCIPAL       OFFICES HELD WITH            FIRST           OFFICE
OR DIRECTOR,             OCCUPATION FOR         REGIONS AND              ELECTED           WILL
RESIDENCE, AND AGE      LAST FIVE YEARS        SUBSIDIARIES            AS DIRECTOR        EXPIRE
------------------     ------------------  ---------------------  ---------------------   -------
Robert J. Williams     Chairman and Chief  Director, Regions              1996             2001
  Mobile, Alabama      Executive Officer,
  69                   Terminix Services,
                       Inc. (Pest
                       control)
C. Kemmons Wilson,     Chairman, Wilson    Director, Regions              1999             1999
  Jr.(1)               Hotel Management
  Memphis, Tennessee   Co., Inc. (Hotel
  52                   management and
                       franchising)

                          NUMBER OF SHARES BENEFICIALLY
                             OWNED AT MARCH 26, 1999
NAME OF NOMINEE        -----------------------------------
OR DIRECTOR,                            (2)       PERCENT
RESIDENCE, AND AGE     DIRECTLY      INDIRECTLY   OF CLASS
------------------     ---------     ----------   --------
Robert J. Williams        81,929           --        .04%
  Mobile, Alabama
  69
C. Kemmons Wilson,       184,271           --        .08%
  Jr.(1)
  Memphis, Tennessee
  52


---------------

(1) Nominee for election at 1999 stockholders' meeting.
(2) Indirect beneficial ownership includes shares, if any, (a) owned as trustee in which the director or any member of his/her immediate family has a beneficial interest, or (b) held in a trust in which the director has a beneficial interest, or (c) owned and traded in the name of the spouse, minor children or other relative of the director living in his/her home, or
    (d) owned by a corporation, partnership or other legal organization in which the director has a substantial beneficial interest.

(3) Includes 194,364 shares for Mr. Grace, 623,850 shares for Mr. Mackin, 174,471 shares for Mr. Jones, and 142,056 shares for Mr. Horsley that are the subject of presently exercisable options.


     Of the directors or nominees for director, none is a "control person" of the Company by virtue of stock ownership. The only persons who might be considered "control persons" of the Company are J. Stanley Mackin, Chairman, Carl E. Jones, Jr., President and Chief Executive Officer, and Richard D. Horsley, Vice Chairman and Executive Financial Officer, who gain any control they may exercise by virtue of office.

     Of the nominees and directors listed above, five also serve as directors of other companies with a class of securities registered under the Securities Exchange Act of 1934. James S. M. French serves as a director of Energen Corporation, Hilb, Rogal and Hamilton Company, and Protective Life Corporation; Frank D. Hickingbotham serves as a director of TCBY Enterprises, Inc.; Olin B. King serves as a director of SCI Systems, Inc.; Michael W. Murphy serves as a director of Murphy Oil Corporation; and Lee J. Styslinger, Jr. serves as a director of The Mead Corporation.

THE BOARD AND COMMITTEES OF THE BOARD

     Regions held six directors' meetings during 1998. All directors attended at least 75% of the aggregate of the meetings held by the board and by its committees of which they were members, except James S. M. French, who attended 66.7% of Regions' directors' meetings and 57.1% of committee meetings, and Robert J. Williams, who attended 83.3% of Regions' directors' meetings and 57.1% of committee meetings. Among other board committees, Regions has an audit committee and a compensation committee that meet as needed. While Regions has no nominating committee designated as such, the functions of a nominating committee are performed by the personnel committee.

     Audit Committee. The members of the audit committee are Sheila Blair (Chairman), Albert Brewer, and Frank Hickingbotham. The principal functions of the audit committee, which held four meetings during 1998, include selecting independent auditors, approving proposed independent audit fees, reviewing with the independent auditors the planning for and results of the audit, approving professional services provided by the independent auditors, establishing goals and plans for the nature and extent of internal audit work, determining the effectiveness and adequacy of accounting and internal controls and the adequacy of the audit staff, and reviewing major internal audit findings. The corporate loan review staff submits periodic loan examination reports to the audit committee for its review.

     Compensation Committee. The compensation committee, which held four meetings during 1998, consists of Lee J. Styslinger, Jr. (Chairman), Albert P. Brewer, and Sheila Blair.

     The role of the compensation committee is to establish and monitor compensation issues within the broad area of human resources management. The compensation committee exercises administrative responsibility in working with Company management on the development and clarification of the Company's compensation philosophy, articulating reasons behind design of the Company's pay and benefits programs and their relationship to corporate objectives and competitive practices.

     The functions of the compensation committee are recommending to the board the compensation arrangements for executive management, approving compensation arrangements for senior company officers, making recommendations to the board concerning compensation plans in which officers are eligible to participate and recommending to the board the establishment of or changes in benefit plans in which officers are eligible to participate, and recommending to the board the establishment of or changes in benefit plans in which officers and employees participate (including the authority to make amendments to tax-qualified plans in which officers participate).

     In discharging its responsibility, the compensation committee has, from time to time, used the services of compensation consultants for guidance with respect to competitive data and practices of other banks.

SECTION 16 TRANSACTIONS

     Section 16(a) of the Securities Exchange Act of 1934 requires Regions' executive officers and directors to file reports of ownership and changes in ownership of Regions' stock with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

     Based on a review of the forms filed during 1998, Regions believes that its executive officers and directors complied with all applicable filing requirements.

                 EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     The following table is a summary of certain information concerning the compensation earned by Regions' chief executive officer and each of the other four most highly compensated executive officers during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE


                                                  ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                           ----------------------------------   ---------------------------------
                                                                                       AWARDS           PAYOUTS
                                                                    OTHER       --------------------   ----------       ALL
                                                                    ANNUAL      RESTRICTED    STOCK       LTIP         OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY     BONUS     COMPENSATION    STOCK(1)    OPTIONS    PAYOUTS     COMPENSATION
---------------------------         ----   --------   --------   ------------   ----------   -------   ----------   ------------
J. Stanley Mackin.................  1998   $735,000   $      0        0         $        0         0   $2,265,625     $573,431(2)
  Chairman                          1997    735,000    661,500        0          2,132,500   150,000    1,420,778      532,470
                                    1996    700,000    630,000        0          1,720,000   150,000      743,985      441,961
Carl E. Jones, Jr.................  1998    500,000    356,175        0                  0    33,750    1,054,688       72,778(3)
  President and Chief               1997    350,000    200,556        0            218,589    14,359      607,553       67,847
  Executive Officer                 1996    242,000    147,969        0                  0    30,000      349,030       61,103
Richard D. Horsley................  1998    299,667    149,427        0                  0    26,250    1,054,688       86,666(4)
  Vice Chairman and                 1997    275,000    173,250        0            109,275     7,180      598,433       82,405
  Executive Financial Officer       1996    262,500    165,375        0                  0    30,000      349,030       72,944
William E. Jordan.................  1998    271,767    141,347        0                  0    26,250    1,054,688      141,877(5)
  Regional President                1997    248,000    155,953        0            109,275     7,180      598,433      131,505
                                    1996    233,000    147,017        0                  0    30,000      349,030      112,616
Sam P. Faucett....................  1998    265,825    138,212        0                  0    26,250    1,054,688      131,915(6)
  Regional President                1997    245,000    153,881        0            109,275     7,180      598,433      121,227
                                    1996    232,000    146,282        0                  0    30,000      349,030      104,338


---------------

(1) The Terms of the Restricted Stock awards are determined by the compensation committee. Under the terms of the currently outstanding Restricted Stock awards, the named executives must remain employed with Regions for five years from the date of the grant at the same or higher level in order for the shares to be released. During the five year period, the named executive is eligible to receive dividends and exercise voting privileges on such restricted shares. If any of the restrictions are removed at the discretion of the compensation committee, the named executive officer will receive a stock certificate for some percentage or all of the awarded restricted shares. The restricted shares are not transferable by the named executive during the restriction period. The compensation committee has the discretion to modify the terms of the Restricted Stock awards. At December 31, 1998, Mr. Mackin had 80,000 shares of Restricted Stock with fair market value of $3,225,000, Mr. Jones had 5,641 shares of Restricted Stock with a fair market value of $227,403, and Messrs. Horsley, Jordan, and Faucett each had 2,820 shares of Restricted Stock with a fair market value of $113,681.
(2) Includes $2,922 allocated to Mr. Mackin in 1998 under the Employee Stock Ownership Plan; $21,078 allocated to Mr. Mackin in 1998 under the profit sharing plan; and $549,431 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1998 resulting from premium payments for a life insurance benefit plan for Mr. Mackin. This plan serves as an offset to an existing supplemental retirement plan.
(3) Includes $2,922 allocated to Mr. Jones in 1998 under the Employee Stock Ownership Plan; $21,078 allocated to Mr. Jones in 1998 under the profit sharing plan; and $48,778 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1998 resulting from premium payments for a life insurance benefit plan for Mr. Jones. This plan serves as an offset to an existing supplemental retirement plan.
(4) Includes $2,922 allocated to Mr. Horsley in 1998 under the Employee Stock Ownership Plan; $21,078 allocated to Mr. Horsley in 1998 under the profit sharing plan; and $62,666 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1998 resulting from premium payments for a life insurance benefit plan for Mr. Horsley. This plan serves as an offset to an existing supplemental retirement plan.
(5) Includes $2,922 allocated to Mr. Jordan in 1998 under the Employee Stock Ownership Plan; $21,078 allocated to Mr. Jordan in 1998 under the profit sharing plan; and $117,877 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1998 resulting from premium payments for a life insurance benefit plan for Mr. Jordan. This plan serves as an offset to an existing supplemental retirement plan.
(6) Includes $2,922 allocated to Mr. Faucett in 1998 under the Employee Stock Ownership Plan; $21,078 allocated to Mr. Faucett in 1998 under the profit sharing plan; and $107,915 representing the estimated term component of the premium paid and the estimated interest cost to Regions in 1998 resulting from premium payments for a life insurance benefit plan for Mr. Faucett. This plan serves as an offset to an existing supplemental retirement plan.

STOCK OPTIONS

     The following table presents information concerning individual grants of options to purchase Regions' common stock made during 1998 to the named executive officers.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                             NUMBER OF              % OF TOTAL         EXERCISE
                       SECURITIES UNDERLYING     OPTIONS GRANTED         PRICE                           GRANT DATE
NAME                      OPTIONS GRANTED      TO EMPLOYEES IN 1998   (PER SHARE)   EXPIRATION DATE   PRESENT VALUE(1)
----                   ---------------------   --------------------   -----------   ---------------   ----------------
J. Stanley Mackin....              0                    --                  --                  --              --
Carl E. Jones, Jr....         33,750                   2.9%             $41.34       April 9, 2008        $285,034
Richard D. Horsley...         26,250                   2.3               41.34       April 9, 2008         222,047
William E. Jordan....         26,250                   2.3               41.34       April 9, 2008         222,047
Sam P. Faucett.......         26,250                   2.3               41.34       April 9, 2008         222,047

---------------

(1) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize depends on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on the assumptions of expected stock price volatility of .1930, risk-free rate of return of 4.54%, dividend yield of 2.3% and expected time to exercise of 5.5 years.
(2) All options become exercisable 12 months after the date of grant, except that exercisability is delayed for an additional 12 months to the extent the value of incentive stock options (determined as of the date of grant) first exercisable in a calendar year exceeds $100,000 as to any recipient.

     The following table presents information concerning exercises of stock options to purchase Regions' common stock during 1998 and the number and value of unexercised options and stock appreciation rights (SAR) held by the named executive officers.

                    AGGREGATED OPTION/SAR EXERCISES IN 1998


                                                              NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED        IN-THE-MONEY
                                                                  OPTIONS/SARS             OPTIONS/SARS
                                                                  AT 12-31-98              AT 12-31-98
                                SHARES ACQUIRED    VALUE          EXERCISABLE/             EXERCISABLE/
NAME                              ON EXERCISE     REALIZED       UNEXERCISABLE            UNEXERCISABLE
----                            ---------------   --------   ----------------------    --------------------
J. Stanley Mackin.............           0        $      0       649,650/ 3,750(1)      $13,575,227/51,211
Carl E. Jones, Jr.............      13,626         296,159       143,139/36,330(2)        3,117,467/ 4,031
Richard D. Horsley............           0               0       118,224/28,830(3)        2,576,917/ 4,031
William E. Jordan.............      10,706         269,091       124,344/28,830(4)        2,819,759/ 4,031
Sam P. Faucett................      12,524         366,328       156,960/28,830(5)        3,809,010/ 4,031


---------------

(1) Of Mr. Mackin's currently exercisable options, none were granted with tandem SARs.
(2) Of Mr. Jones' currently exercisable options, 4,160 were granted with tandem SARs.
(3) Of Mr. Horsley's currently exercisable options, none were granted with tandem SARs.
(4) Of Mr. Jordan's currently exercisable options, none were granted with tandem SARs.
(5) Of Mr. Faucett's currently exercisable options, 14,080 were granted with tandem SARs.

LONG-TERM INCENTIVE PLAN AWARDS IN 1998

     The following table presents information concerning the long-term incentives awarded to Regions' named executive officers.

                                                                             ESTIMATED FUTURE PAYOUTS UNDER
                                                           PERFORMANCE OR    NON-STOCK PRICE-BASED PLANS (1)
                                          NUMBER OF         OTHER PERIOD     -------------------------------
                                       SHARES, UNITS OR   UNTIL MATURATION   THRESHOLD    TARGET    MAXIMUM
NAME                                   OTHER RIGHTS(1)      OR PAYOUT(2)        NO.         NO.       NO.
----                                   ----------------   ----------------   ----------   -------   --------
J. Stanley Mackin....................           --                 --             --          --         --
Carl E. Jones, Jr....................       11,250            5 years          5,625      11,250     11,250
Richard D. Horsley...................        8,750            5 years          4,375       8,750      8,750
William E. Jordan....................        8,750            5 years          4,375       8,750      8,750
Sam P. Faucett.......................        8,750            5 years          4,375       8,750      8,750

---------------

(1) Each share or right represents performance share awards under the Company's Long-Term Incentive Plan which are equal in value to the market price of one share of Regions common stock at the maturation date.
(2) The performance objectives may relate to the specific performance of the named executive, or the performance of the Company, region, subsidiary, unit bank, department or function within which the named executive is employed. The performance objectives established for the current awards relate to the achievement of specific levels of earnings per share and return on equity by the Company. If at the end of the performance period the performance objectives have been satisfied, the named executive will have earned the award, or, at the discretion of the compensation committee, some percentage or fraction thereof, if the specified performance objectives are exceeded or satisfied in part. The performance period generally will be not less than one year or more than five years. The compensation committee has the discretion to modify the terms of the Long-term Incentive Plan awards.

RETIREMENT PLANS

     The named executive officers are covered by the Regions Financial Corporation Retirement Plan, a qualified defined benefit retirement plan, as complimented by retirement compensation agreements pursuant to its supplemental executive retirement program.

     The following table shows estimated annual benefits payable at retirement, including both qualified plan benefits and supplemental benefits, based on combinations of final compensation and age at retirement.

                               PENSION PLAN TABLE

                                                            AGE AT RETIREMENT
                                     ---------------------------------------------------------------
           COMPENSATION                 55         60         62         63         64         65
           ------------              --------   --------   --------   --------   --------   --------
$125,000...........................  $ 50,000   $ 62,500   $ 67,500   $ 70,000   $ 72,500   $ 75,000
$150,000...........................  $ 60,000   $ 75,000   $ 81,000   $ 84,000   $ 87,000   $ 90,000
$175,000...........................  $ 70,000   $ 87,500   $ 94,500   $ 98,000   $101,500   $105,000
$200,000...........................  $ 80,000   $100,000   $108,000   $112,000   $116,000   $120,000
$250,000...........................  $100,000   $125,000   $135,000   $140,000   $145,000   $150,000
$300,000...........................  $120,000   $150,000   $162,000   $168,000   $174,000   $180,000
$350,000...........................  $140,000   $175,000   $189,000   $196,000   $203,000   $210,000
$400,000...........................  $160,000   $200,000   $216,000   $224,000   $232,000   $240,000
$450,000...........................  $180,000   $225,000   $243,000   $252,000   $261,000   $270,000
$500,000...........................  $200,000   $250,000   $270,000   $280,000   $290,000   $300,000
$550,000...........................  $220,000   $275,000   $297,000   $308,000   $319,000   $330,000
$600,000...........................  $240,000   $300,000   $324,000   $336,000   $348,000   $360,000
$650,000...........................  $260,000   $325,000   $351,000   $364,000   $377,000   $390,000
$700,000...........................  $280,000   $350,000   $378,000   $392,000   $406,000   $420,000
$750,000...........................  $300,000   $375,000   $405,000   $420,000   $435,000   $450,000

     In 1998, compensation covered by the plans for the five highest paid executive officers was as follows: Mr. Mackin, $735,000; Mr. Jones, $500,000; Mr. Horsley, $299,667; Mr. Jordan, $271,767, and Mr. Faucett, $265,825.

     Benefits are based on average compensation (limited to base salary) over the three years prior to retirement, and are payable as a single life annuity for single participants and a joint and 50% survivor annuity for married participants. Other forms of payment are available on an actuarially equivalent basis. Amounts shown are subject to offset for Company-sponsored long-term disability payments and executive life insurance program cash values exceeding premiums paid. Benefits are not offset by Social Security benefits. Benefits will be reduced or eliminated if the participant terminates employment voluntarily before age 55.

EMPLOYMENT AGREEMENTS

     Regions has no employment agreements with any of the named executive officers.

DIRECTORS' COMPENSATION

     In 1998, directors of Regions were paid an annual directors' fee retainer of $25,000, plus an additional annual retainer of $4,000 for each committee of the board on which a director serves (or $6,000 in the case of the credit committee), and an additional annual chairman's retainer of $2,000 for each committee chairman. Directors who are employees of the parent company receive no fees for parent company board membership or attendance at parent company board or board committee meetings.

     Non-employee directors of Regions are eligible to participate in Regions directors' deferred stock plan, under which a participating director may elect to defer receipt of the participant's directors' fee retainer, which is invested in Regions common stock and maintained in a rabbi trust. Regions contributes 25% of the amount contributed by each participating director. Receipt and taxability of benefits are deferred until the participant reaches age 65 or terminates as a director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

     The compensation committee of the Regions Board consisted in 1998 of Mr. Brewer, Ms. Blair, and Mr. Styslinger. In reaching compensation decisions concerning executive officers other than Mr. Jones, the chief executive officer, the committee took into account discussions with and recommendations by Mr. Jones and Regions' senior personnel officer. There is no other involvement by Regions' executive personnel in the committee's deliberations. Mr. Jones did not participate in deliberations and decisions regarding his own compensation.

COMPENSATION COMMITTEE EXECUTIVE COMPENSATION REPORT

     Set forth below is the Executive Compensation Committee Report of the Compensation Committee.

                         EXECUTIVE COMPENSATION REPORT

     General. Under the direct control of the compensation committee of the Regions Board, Regions has developed and installed compensation policies, plans, and procedures that seek to enhance the profitability of Regions. Stockholder value is aligned with the financial interests of Regions' senior managers as financial goals are set for each year. Regions recognizes the importance of annual and long-term incentive compensation plans to attract and retain corporate officers and other key employees who are accordingly motivated to perform to the best of their abilities. Both forms of incentive compensation are variable and accordingly reflect corporate, strategic business unit, and individual performance levels that encourage an explicit and continuing focus on increasing profitability and stockholder value.

     The committee's methodology and approach incorporate both qualitative and quantitative considerations, which are reflected in the committee's determinations concerning executive compensation and the specific components thereof. In particular, the total compensation of the executive officers of Regions can be divided into the categories of (i) annual base salary, (ii) annual incentive compensation, and (iii) long-term incentive compensation. In general, and as set forth in greater detail below, annual base salary is intended to be comparable with executive base compensation paid by other similar financial institutions; annual incentive compensation is intended to be tied quantitatively to the achievement by Regions of pre-determined, objective financial performance goals; and share-based grants for long-term incentive compensation are intended to reward the executive recipients with incremental value commensurate with long-term increases in value of Regions Common Stock. The compensation decisions of the committee relative to Regions' principal executive officers, including the five officers named above in the compensation tables, are described below as to each of the three categories.

     Base Salary. Annual base salaries are generally set at competitive levels with similar financial institutions. Specifically the committee considers peer group comparisons from survey data for other financial companies, recommendations from an independent compensation consultant, and individual performance assessments. For executives other than the chief executive officer, the committee also considers the chief executive officer's recommendations. While these factors are fully considered and discussed by the committee, the committee members are not required to express or record the weight they assign to any particular factor. In each instance the committee members reach a consensus and the committee sets a base salary level for each executive.

     In evaluating and establishing the base salaries of the executive officers, the committee, in conjunction with its independent compensation consultant, surveys the base salaries of the corresponding officers of other bank holding companies in a survey group consisting of approximately 20 companies closest to Regions in asset size and deposit size, and also including the three other largest bank holding companies headquartered in Alabama. The committee attempts to establish the base salaries of the named executive officers such that the aggregate of their base salaries is targeted to the median point of the aggregate of the base salaries of the corresponding executive officers of the companies in the survey group, based on the most recent information available. Based on year end 1996 information, the information most recently available, the aggregate of the actual base salaries of Regions named executive officers group approximated such survey median point.

     It should be noted that the survey comparison group is not the same as the group of companies which make up the NASDAQ Banks Index presented in the Comparison of Five-year Cumulative Total Return graph included in this Proxy Statement. The committee believes the use of a smaller survey group tailored by asset and deposit size is more valid for salary evaluation purposes, even though not all the survey companies are included in the indices, and even though numerous companies included in the indices are not included in the survey group.

     Based on the survey comparison, advice of an independent compensation consultant, recommendations from the chief executive officer, and an inherently subjective assessment of the comparative contributions of the executive personnel to Regions' continued financial and operating success, the 1998 base salaries for the other named officers were determined by the committee.

     Annual Incentive Compensation. In the first quarter of 1998, the compensation committee approved Regions' 1998 annual performance goals, as prepared by Regions' comptroller, and as used for the purpose of determining potential annual incentive compensation for the executive officers. The performance goals were quantitative in nature, resulting in an incentive plan formula that was weighted towards their overall importance in attaining Regions' annual profit plan, and focused on the accomplishment of financial objectives, before certain nonrecurring items, in the areas of: Net Income Before Securities Transactions, Return on Assets, Return on Equity, Efficiency Ratio; Average Loan Growth (exclusive of acquisition related growth); Average Core Deposit Growth (exclusive of acquisition related growth); Open/Closed Accounts Ratio, and Employee Turnover Ratio. With record earnings in 1998, Regions exceeded maximum levels in four company-wide performance goals, exceeded target levels in two, and exceeded threshold level in one. Regions exceeded target performance in all regional business unit goals. Based on the various levels of goal achievement, the chief executive and the other named officers received cash incentive awards as a formula driven percentage of 1998 base salary levels.

     Long Term Incentive Compensation. During 1998, the compensation committee evaluated the merits of granting the chief executive officer, the named officers and other key employees, further awards under Regions' 1991 Long-Term Incentive Plan (LTIP). The 1991 LTIP provides the flexibility to grant long-term incentives in a variety of forms, including stock options, performance shares and restricted stock. With respect to stock-based compensation, the compensation committee placed relatively more reliance on the advice of Regions' independent consultant than in the cases of base salary and non stock-based compensation. As intended with the establishment of the 1991 LTIP, the committee believes that it is highly desirable to increase management's equity ownership interest in Regions. The committee further believes that its initial 1991 awards under the LTIP successfully focused and committed Regions' management on building profitability and stockholder value. The primary purpose of LTIP awards is to encourage management members to take long-term steps to achieve and sustain Earnings Per Share and Return on Equity objectives. Accordingly, the committee further awarded LTIP grants during 1998.

     In establishing the LTIP awards for the named officers, senior management and other key employees, the committee reviewed with the chief executive officer the recommended individual awards, considering the scope of accountability, financial goals, and anticipated performance requirements and contributions expected of the participants. The committee also took into account the number and size of LTIP awards and stock options already held by executive officers considered for additional awards.

     Compensation of Chief Executive Officer. In deliberating the compensation of the Chief Executive Officer, the committee adheres to the same basic methodology and approach applied to executive compensation generally. Accordingly, the base salary determination reflects the peer group survey comparison described above, the annual incentive compensation is based on an objective formula and tied to Regions' achievement of pre-determined, quantitative financial goals, and the realization of long-term incentive compensation, by its nature, is aligned with the realization of long-term stockholder value.

     In addition, the committee, in deliberating the chief executive officer's compensation, takes into account other factors. For example, the committee gave special consideration to the facts that Mr. Jones had received a substantial base salary increase in 1997 when he was elevated from regional president to chief operating officer, and that Mr. Jones' promotion to chief executive officer at the beginning of 1998, with the additional responsibilities and demands the position involves, would justify another substantial increase for 1998. In addition, the committee also took note of the fact that Mr. Jones was new in the position. The committee set Mr. Jones' base salary for 1998 at a level it concluded would be appropriate in light of the circumstances the committee considered, while recognizing that his base salary would be in the low end of the range of salaries of chief executives of comparable bank holding companies.

     LTIP awards for Mr. Jones were set separately and independently of his participation, based on ownership and total compensation objectives that reflected data from selected peer companies, his total compensation, and the committee's desire to set appropriate long-term performance objectives commensurate with Mr. Jones promotion to chief executive officer.

     Summary. The compensation committee of the board of directors remains dedicated to ensuring that Regions' overall compensation program for its executive officers, senior management and other key employees is properly designed to:

     - Attract, motivate, and retain outstanding contributors;

     - Maintain a base salary structure that is competitive in Regions' marketplace;

     - Link annual incentive awards with specific performance targets that yield superior results; and

     - Provide long-term incentive awards that couple management ownership with stockholder value.

     Section 162(m) of the Code imposes certain limitations on the deductibility by Regions for federal income tax purposes of compensation amounts paid to highly paid executives. The committee is aware of the potential effects of
Section 162(m) of the Code. The committee has concluded that ensuring deductibility under Section 162(m) is not as important as structuring incentive compensation based on methodology and factors it deems appropriate. The committee has chosen not to distort its methodology and application of the factors it believes pertinent so as to ensure that all executive compensation is deductible under Section 162(m). While the committee intends that Regions' compensation plans will meet, to the extent practical, the prerequisites for deductibility under Section 162(m), if it develops that a portion of the compensation of one or more executive officers is not deductible under Section 162(m), then the committee expects that Regions would honor its obligations to the executive officers under the compensation arrangements approved by the committee.

     The compensation committee will continue to review and evaluate compensation programs at least annually. When and where appropriate, the committee will consult with independent compensation consultants, legal advisors, and Regions' public accounting firm with respect to the proper design of the program toward achieving Regions' objectives as set forth by the chief executive officer and the Regions Board.

     This report furnished by:
          Lee J. Styslinger, Jr., Chairman
          Albert P. Brewer
          Sheila S. Blair

FINANCIAL PERFORMANCE

     Set forth below is a graph comparing the yearly percentage change in the cumulative total return of Regions' common stock against the cumulative total return of the S&P 500 Index and the NASDAQ Banks Index for the past five years. This presentation assumes that the value of the investment in Regions' common stock and in each index was $100 and that all dividends were reinvested.

               Measurement Period                                       S&P 500            NASDAQ
             (Fiscal Year Covered)                    Regions            Index           Bank Index
12/31/93                                                       100               100               100
12/31/94                                                     99.34            101.37             99.64
12/31/95                                                    142.54            139.51            148.38
12/31/96                                                    176.38            172.01            195.91
12/31/97                                                    293.75            229.60            328.02
12/31/98                                                    287.51            295.72            324.90

OTHER TRANSACTIONS

     Directors and officers of Regions and their associates were customers of, and had transactions with, the affiliate banks in the ordinary course of business during 1998; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from the affiliate banks, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Regions retained during 1998 and prior years and proposes to retain in the future on behalf of the Company or certain of its subsidiaries the law firms Lange, Simpson, Robinson, & Somerville LLP, of which director Henry E. Simpson is a partner. During 1998, the Company or its subsidiaries paid legal fees of $1,819,800 to the firm of Lange, Simpson, Robinson & Somerville LLP.

                        AMENDMENT AND RESTATEMENT OF THE
                          CERTIFICATE OF INCORPORATION

     The Board of Directors has proposed an amendment to the Certificate of Incorporation, described below, and has adopted a restatement of the Certificate of Incorporation, as amended, subject to ratification of the restatement by the stockholders. The board of directors is requesting you to approve the proposed amendment and to ratify the restatement of the Certificate of Incorporation.

     In September, 1998, the Board of Directors adopted an amendment to the bylaws revising the retirement age of directors, to provide that directors of the Company shall retire immediately before the next annual meeting of stockholders after reaching age 68 (or 70 in the case of directors who were over age 68 on the date the bylaw amendment was adopted.) The purpose of the proposed amendment to the certificate of incorporation is to eliminate any inconsistency between the certificate of incorporation and the bylaws and thereby clarify that the retirement of directors is governed by the bylaws, by deleting any reference to retirement of directors in Article EIGHTH of the certificate of incorporation.

     The board of directors has proposed a restatement of the Certificate of Incorporation, giving effect to the proposed amendment of Article EIGHTH. The Delaware General Corporation Law authorizes the board of directors to adopt a restatement of the Certificate of Incorporation without stockholder approval, provided that the restatement does not effect any amendment of the then existing certificate of incorporation. The board of directors is seeking stockholder ratification of the restatement because Article EIGHTH simultaneously is being amended, as proposed.

     Approval of the proposed amendment and ratification of the restatement of the Certificate of Incorporation requires the affirmative vote of a majority of the shares of Regions Common Stock outstanding and entitled to vote at the Annual Meeting. The board of directors recommends that you vote "FOR" the proposed amendment and adoption of the restatement of the Certificate of Incorporation, under Item 2 on the proxy card.

     A copy of the proposed restated certificate of incorporation is attached to this proxy statement as Appendix A.

                 PROPOSALS TO APPROVE MANAGEMENT INCENTIVE PLAN
                       AND 1999 LONG TERM INCENTIVE PLAN

     The board of directors is seeking renewed stockholder approval of the Company's Management Incentive Plan and stockholder approval of the 1999 Long Term Incentive Plan. Certain information concerning these matters is set forth below. Copies of the Management Incentive Plan and the 1999 Long Term Incentive Plan are reproduced as Appendix C and Appendix D, respectively, to this proxy statement.

     The board of directors recommends a vote "FOR" approval of the Management Incentive Plan under "Item 3" on the proxy card and vote "FOR" approval of the 1999 Long Term Incentive Plan under "Item 4" on the proxy card. The affirmative vote of the holders of a majority of the outstanding shares of the Company is required for approval of both the Management Incentive Plan and the 1999 Long Term Incentive Plan.

MANAGEMENT INCENTIVE PLAN

     The Management Incentive Plan is an annual incentive compensation plan pursuant to which the Company's executive officers and other key personnel may be paid annual incentive compensation, in addition to their base salaries, based on achievement of predetermined performance goals. The performance goals may apply to Company performance, business unit performance, or individual performance. While the Management Incentive Plan has been in effect since 1985, and was approved by stockholders in 1995, Region is seeking renewed stockholder approval so that payments by the Company under the Management Incentive Plan can continue to qualify for deductibility by the Company for federal income tax purposes. Section 162(m) of the Internal Revenue Code limits, with certain exceptions, the Company's corporate tax deduction for compensation paid to certain executive officers of the Company to no more than $1,000,000 per executive per year, and imposes certain other prerequisites for deductibility of compensation payments. One of such prerequisites is renewal of stockholder approval within five years of prior approval when a plan reserves to the administrators the authority to revise the criteria upon which compensation is based. Because the Management Incentive Plan confers authority upon the Committee to revise the criteria for awards under the plan, Regions is submitting the Management Incentive Plan for renewed stockholder approval. Because the Company has made commitments to its management personnel under the plan and because the Board of Directors believes the alignment of annual incentive compensation with objective performance goals appropriately motivates and rewards Regions' key employees, the Company intends to keep the Management Incentive Plan in effect whether or not renewed stockholder approval is obtained.

     The performance goals (except for individual performance goals, which are described below) are quantitative in nature and are determined by the Compensation Committee (the "Committee") for each calendar year based on the actual operating performance of the Company or business unit. The plan grants the Committee discretion to formulate performance goals, which are currently in the areas of (1) net income before securities transactions, (2) return on assets, (3) return on equity, (4) efficiency ratio, (5) average loan growth, (6) average core deposit growth, (7) open/closed accounts ratio, and (8) employee turnover ratio. The Committee's determination of the performance goals takes into account recommendations of the executive financial officer and the comptroller, in the case of Company goals, and also of the responsible regional president in the case of business unit goals. Each performance goal is percentage-weighted and the weights for each participant must add to 100%. For each category of performance goal there is designated a threshold level, a target level, and a maximum level. Within each category, attainment of less than the threshold level results in no award for that category, and performance beyond the maximum level results in no additional award for that category.

     The plan grants the Committee discretion to establish tiers of participation, of which there are presently five. Each participant falls within one of the tiers based upon such participant's roles and responsibilities and position with the Company. Attainment of the performance goals for the calendar year will entitle the participants to an annual incentive payment under the plan, equal to a designated percentage of the participant's base salary. The percentage is determined within a range assigned to each tier and depends on the level of achievement of the performance goals for the calendar year. The percentage of base compensation awardable for the highest tier ranges from 25% for threshold performance to 100% for maximum performance; for the second tier ranges from 17.5% for threshold performance to 70% for maximum performance; for the third tier ranges from 12.5% for threshold performance to 50% for maximum performance; and for the fourth tier ranges from 7.5% for threshold performance to 30% for maximum performance.

     Individual performance goals are based on annually established objectives and such other identified key aspects of performance as may be determined by the Committee and the participant's superiors to be appropriate. The chief executive officer, the executive financial officer and the regional presidents may not be assigned individual performance goals under the Management Incentive Plan. Rather, payments to such executive officers under the plan are based only on Company performance goals and business unit performance goals. Moreover, with respect to such executive officers the Committee has no discretion to increase the amount of compensation that would be due upon attainment of goals or to alter the goals for the year to which they relate.

APPROVAL OF THE 1999 LONG TERM INCENTIVE PLAN

     The board of directors has adopted the 1999 Long Term Incentive Plan (the "1999 Plan"), subject to the approval of the stockholders. In the absence of stockholder approval the 1999 Plan will not take effect.

     The 1999 Plan provides generally for the granting of incentive stock-based awards including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance units, and dividend equivalents, to officers and key employees of the Company. It is intended to be used over a period of years to assist the Company in attracting, retaining, motivating and rewarding employees who make a significant contribution to the Company's long term success, and to encourage employees to acquire and maintain an equity interest in the Company.

     The 1999 Plan is to be administered and interpreted by the Compensation Committee, which is composed of disinterested directors, that is, directors who are not employees and who are not eligible to receive benefits under the 1999 Plan and who are "outside directors" within the meaning of applicable Internal Revenue Service regulations. The board of directors may, without further approval of the stockholders, suspend, terminate or amend the 1999 Plan. However, no such action may be taken without stockholder approval which would materially increase the total number of shares of common stock which may be issued under the 1999 Plan, and no action may be taken without a recipient's consent which would reduce or impair any rights or obligations under any then outstanding award under the 1999 Plan.


     The 1999 Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase shares of common stock of the Company. The closing market price of the common stock of the Company as reporting by the Nasdaq National Market was $34.97 per share on April 5, 1999.


     No stock options may be granted under the 1999 Plan more than 10 years after the date the plan was first adopted (March 17, 1999.) The option price per share of incentive and nonqualified stock options shall not be less than the fair market value of the common stock at the date of the grant. Options may be exercised by payment in cash, or in the discretion of the Committee, by delivery of shares having a market value equal to the option price for or in any combination of cash and shares. An option may be exercised only subject to such terms as the Committee may impose at the time the option is granted. In general, an option must terminate not later than ten years after the date of the grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock option are exercised for the first time by an individual during any calendar year, under the 1999 Plan and other stock option plans of the Company, may not exceed $100,000.

     Stock appreciation rights may be granted under the 1999 Plan in connection with all or any part of incentive stock options or non-qualified options, or independent of stock options. Stock appreciation rights permit the recipient to receive from the Company an amount determinable in relation to any increase in fair market value of the Company's common stock. The amount awardable upon exercise of a stock appreciation right for each share covered by the exercise is equal to the difference between the exercise price and the fair market value of share on the date of exercise. In the discretion of the committee stock appreciation rights may be granted in tandem with stock options or independent of stock options. The committee has the discretion to establish the terms of a stock appreciation right award at the time of grant, including the method of exercise, method of settlement, form of consideration payable in settlement, and any other terms and conditions of the award. Any stock appreciation right award and the terms and conditions thereof must be evidenced by an award agreement between Regions and the recipient.

     The Company understands the federal income tax consequences of stock options and stock appreciation rights under the 1999 Plan, under existing federal income tax laws and regulations to be as follows:

          Holders of incentive stock options will not recognize taxable income as a result of the exercise of such options (except to the extent of taxes imposed under the alternative minimum tax), and will not recognize taxable income upon the grant of such options. The amount by which the fair market value of the stock at the time of the exercise exceeds the option price is treated as a preference item subject to the alternative minimum tax.

          The tax consequences upon disposition of stock acquired by exercise of an incentive stock option depends upon when the disposition occurs. If the optionee holds the stock received through exercise of an incentive stock option for at least two years after the date the option was granted and for at least one year after the stock was transferred to him, then any gain or loss recognized on the disposition of the stock will be long term capital gain or loss equal to the difference between the amount realized upon sale and the option price. The Company will not be entitled to any tax deduction in connection with the grant or exercise of incentive stock options provided that the stock acquired through exercise of the option is not disposed of within the two year or one year periods described above. However, if stock acquired through exercise of an incentive stock option is disposed of within the two year or one year periods described above, then the excess, if any, of the fair market value of such stock over the option price will be treated as compensation income to the optionee in the year in which such disposition occurred, and the Company will be entitled to a like income tax deduction in that year.

          The holder of a non-qualified option, upon exercise, must include an ordinary income subject to federal taxation an amount equal to the excess of the fair market value of the stock acquired at date of exercise over the option price.

          The recipient of stock appreciation rights will not be subject to federal income tax at the time of receipt. However, stock or cash delivered pursuant to the exercise of such rights will be treated as taxable income to the employee in the year of receipt.

     A restricted stock award under the 1999 Plan consists generally of a grant or sale of the Company's common stock to the recipient subject to conditions determined by the Committee. The terms determinable by the Committee in each restricted stock award include the number of shares, the price, if any, to be paid by the recipient, the time within which the award may be subject to forfeiture, the nature of the restrictions, including performance criteria if any, and the circumstances upon which restrictions will lapse. The recipient of restricted stock may not sell or transfer such shares during the restriction period, and the certificates representing such shares remain in the custody of the Company until the conditions of restriction are satisfied. Upon lapse or removal of the restrictions, the recipient will receive a stock certificate and will have unrestricted ownership of the covered shares.

     The 1999 Plan also provides for the grant of awards in the form of performance units. The Committee selects recipients of performance unit awards and establishes performance objectives, the performance period, and the amount and form of the award. The performance objectives may relate to the specific performance of the recipient, or the performance of the region, subsidiary, unit bank, department or function within which the recipient is employed. Performance objectives are intended to enhance the long term financial condition or operational objectives of the Company. If at the end of the performance period the performance objectives have been satisfied, the recipient will have earned the award. If the specific performance objectives are exceeded, the Committee in its discretion may award a multiple of the target award, and if the performance objectives are satisfied in part, the Committee in its discretion may grant the recipient a portion of the performance award.

     The 1999 Plan provides for the grant of awards in the form of dividend equivalents. Generally, a dividend equivalent entitles the recipient to receive an amount equivalent to the cash dividends declared on Regions common stock over a specified period. The committee has the discretion to set the terms and conditions of a dividend equivalent award at the time of grant, including the number of shares referable to the award, the time period, the form of consideration in which an award is to be settled, and the method of settlement.

     The 1999 Plan also grants to the committee discretion to make stock-based awards in other forms and to establish the terms and conditions of the award at the time of grant. In general, any other form of stock-based award under the 1999 Plan will be payable in, valued in whole or in part by reference to, or be otherwise based on or related to common stock of the Company. Any such award must be determined by the committee to be consistent with the purposes of the 1999 Plan.

     With respect to any or all awards under the 1999 Plan, the committee may accelerate the award, meaning that the committee may determine that outstanding options, stock appreciation rights, and other awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding awards shall lapse. Such acceleration is automatic without any action by the committee upon the occurrence of a change in control of Regions (as defined in the 1999 Plan to exclude certain merger-of-equals transactions), unless in the opinion of Regions' accountants acceleration would preclude pooling-of-interests accounting treatment. In exercising its discretion to accelerate awards under the plan, the committee may distinguish among recipients and among awards.

     If an award is accelerated under by virtue of a change in control, the committee may, in its sole discretion, provide that the award will expire after a designated period of time after such acceleration to the extent not then exercised, that the award will be settled in cash rather than stock, that the award will be assumed by another party to the transaction giving rise to the acceleration, or any combination of the foregoing.

     In addition to the 1999 Plan, Regions has previously adopted other incentive based compensation plans, including the 1983 Stock Option Plan, the 1988 Stock Option Plan, and the 1991 Long Term Incentive Plan. The 1999 Plan is similar in scope and operation to the 1991 Long Term Incentive Plan. No further awards can be made under the 1983 and 1988 plans.

PLAN BENEFITS

     The following table sets forth certain information for the calendar year 1998 concerning the amounts paid under the Management Incentive Plan and awards granted under the 1991 Long Term Incentive Plan to the five executive officers named under the summary compensation table above, the executive officers of the Company as a group, and other participating officers and employees as a group. No awards were made in 1998 under the 1983 and 1988 stock option plans.

                                 PLAN BENEFITS

                                                       MANAGEMENT INCENTIVE    LONG-TERM INCENTIVE
                                                               PLAN                    PLAN
                                                       --------------------   ----------------------
                                                              DOLLAR            DOLLAR       NUMBER
NAME AND POSITION                                           AMOUNT($)         AMOUNTS($)    OF UNITS
-----------------                                      --------------------   ----------    --------
J. Stanley Mackin, Chairman..........................       $        0        $        0          0(2)
                                                                                                  0(3)
Carl E. Jones, Jr., President and....................          356,175           285,034(1)  33,750(2)
  Chief Executive Officer............................                                        11,250(3)
Richard D. Horsley, Vice Chairman and................          149,427           222,047(1)  26,250(2)
  Executive Financial Officer........................                                         8,750(3)
William E. Jordan, Regional President................          141,347           222,047(1)  26,250(2)
                                                                                              8,750(3)
Sam P. Faucett, Regional President...................          138,212           222,047(1)  26,250(2)
                                                                                              8,750(3)
Other Executive Officers as a Group (9 persons)......          763,055         1,683,076(1) 200,000(2)
                                                                                             55,000(3)
                                                                                             66,465(4)
Other Officers and Employees as a Group (5)..........        4,023,581         7,055,161(1) 837,757(2)
                                                                                            222,643(3)
                                                                                            134,041(4)

---------------

(1) Represents the estimated value at the date of grant of stock options awarded in 1998, using the Black Scholes option pricing model and the assumptions identified on page 9 above in note (1) to the stock option grant table.
(2) Represents the number of shares of Regions' common stock underlying stock options granted in 1998.
(3) Represents the number of performance shares awarded in 1998. It is not practical to estimate the 1998 dollar value of such awards.
(4) Represents the number of restricted shares awarded in 1998. It is not practical to estimate the 1998 dollar value of such awards.
(5) 176 persons as to the Management Incentive Plan and 372 persons as to the Long-Term Incentive Plan.

                              INDEPENDENT AUDITORS

     The audit committee has selected the accounting firm of Ernst & Young LLP to serve as the principal auditors for the Company for the current year. The firm of Ernst & Young LLP also served as Regions' principal auditor during 1998. A representative of the firm will be present at the stockholders' meeting to make a statement if he so desires and to respond to appropriate questions from stockholders.

                           PROPOSALS OF STOCKHOLDERS


     Proposals by stockholders intended to be presented at Regions' 2000 annual meeting of stockholders must be received by Regions not later than December 9, 1999, for consideration for possible inclusion in the proxy statement relating to that meeting.

                                 OTHER BUSINESS

     Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the board of directors.

                                          By Order of the Board of Directors
                                          /s/ SAMUEL E. UPCHURCH, JR.


                                          Samuel E. Upchurch, Jr.

                                          Corporate Secretary

Dated April 7, 1999

                                                                      APPENDIX A

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         REGIONS FINANCIAL CORPORATION

     First.  The name of the corporation is Regions Financial Corporation.

     Second. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company. The principal office of the corporation shall be in the State of Alabama and shall be located in the City of Birmingham, County of Jefferson. Directors' meetings (unless from time to time specifically otherwise ordered by the Board of Directors) and appropriate corporate functions shall be held in Birmingham. The chief executive officer may, for his convenience, in discharging his duties, locate at whatever place he deems desirable the necessary secretariat and personal assistants for the efficient operation of his office. The corporation may have such other offices, either within or without the State of Alabama, as the Board of Directors may designate or as the business of the corporation may require from time to time. Specialized personnel, such as auditors, examiners, public relation officers, etc., shall be located in such cities as the Directors may from time to time order.

     Third. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware. Without limiting in any manner the scope and generality of the foregoing, the corporation shall have the following purposes and powers:

          (1) To engage generally in the business of owning stock in other corporations which are engaged in the business of banking in all its branches and to transact and do all matters and things incidental thereto or which may at any time hereafter or at any place where the company shall carry on the business, be usual in connection with the business of banking or dealing in money or securities.

          (2) To acquire by purchase, subscription or otherwise, and to receive, hold, own guarantee, sell, assign, exchange, transfer, mortgage, pledge, or otherwise dispose of or deal in and with any and all securities, as such term is hereinafter defined, issued or created by any corporation, firm organization, association or other entity, public or private, whether formed under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, or issued or created by the United States of America or any state or commonwealth thereof or any foreign country, or by any agency, subdivision, territory, dependency, possession or municipality of any of the foregoing, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon.

          The term "securities" as used in this Certificate of Incorporation shall mean any and all notes, stocks, treasury stocks, bonds, debentures, evidences of indebtedness, certificates of interest of participation in any profit-sharing agreement, collateral- trust certificates, pre-organization certificates or subscriptions, transferable shares, investment contracts, voting trust certificates, certificates of deposit for a security, fractional undivided interests in oil, gas or other mineral rights, or, in general, any interests or instruments commonly known as "securities," or any and all certificates of interest or participation in, temporary or interim certificates for, receipts for, guaranties of, or warrants or rights to subscribe to or purchase, any of the foregoing.

          (3) To make, establish and maintain investments in securities, and to supervise and manage such investments.

          (4) To cause to be organized under the laws of the United States of America or of any state, commonwealth, territory, dependency or possession thereof, or of any foreign country or of any political subdivision, territory, dependency, possession or municipality thereof, one or more corporations, firms, organizations, associations or other entities and to cause the same to be dissolved, wound up, liquidated, merges or consolidated.

          (5) To acquire by purchase or exchange, or by transfer to or by merger or consolidation with the corporation or any corporation, firm, organization, association or other entity owned or controlled, directly or indirectly, by the corporation, or to otherwise acquire, the whole or any part of the business, good will, rights, or other assets of any corporation, firm, organization, association or other entity, and to undertake or assume in connection therewith the whole or any part of the liabilities and obligations thereof, to effect any such acquisition in whole or in part by delivery of cash or other property, including securities issued by the corporation, or by any other lawful means.

          (6) To make loans and give other forms of credit, with or without security, and to negotiate and made contracts and agreements in connection therewith.

          (7) To aid by loan, subsidy, guaranty or in any other lawful manner any corporation, firm, organization, association or other entity of which any securities are in any manner directly or indirectly held by the corporation or in which the corporation or any such corporation, firm, organization, association or entity may be or become otherwise interested; to guarantee the payment of dividends on any stock issued by any such corporation, firm, organization, association or entity; to guarantee or, with or without recourse against any such corporation, firm, organization, association or entity, to assume the payment of the principal of, or the interest on, any obligations issues or incurred by such corporation, firm, organization, association or entity; to do any and all other acts and things for the enhancement, protection or preservation of any securities which are in any manner, directly or indirectly, held, guaranteed or assumed by the corporation, and to do any and all acts and things designed to accomplish any such purpose.

          (8) To borrow money for any business, object or purpose of the corporation from time to time, without limit as to amount; to issue any kind of indebtedness, whether or not in connection with borrowing money, including evidences of indebtedness convertible into stock of the corporation, to secure the payment of any evidence of indebtedness by the creation of any interest in any of the property or rights of the corporation, whether at that time owned or thereafter acquired.

          (9) To render service, assistance, counsel and advice to, and to act as representative or agent in any capacity (whether managing, operating, financial, purchasing, selling, advertising or otherwise) of, any corporation, firm, organization, association or other entity.

          The purposes and powers specified in the foregoing paragraphs shall, except where otherwise expressed, be in no wise limited or restricted by reference to, or inference from the terms of any other paragraph in this Certificate of Incorporation, but the purposes and powers specified in each of the foregoing paragraphs of this Article shall be regarded as independent purposes and powers.

          The corporation shall possess and may exercise all powers and privileges necessary or convenient to effect any or all of the foregoing purposes, or to further any or all of the foregoing powers, and the enumeration herein of any specific purposes or powers shall not be held to limit or restrict in any manner exercise by the corporation of the general powers now or hereafter conferred by the laws of the State of Delaware upon corporations formed under the General Corporation Law of Delaware.

     Fourth. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Five Hundred Five Million (505,000,000) of which Five Hundred Million (500,000,000) shares are to be common stock (hereinafter called the "Common Stock"), of a par value of sixty-two and one half cents ($.625) each, and Five Million (5,000,000) shares are to be Preferred Stock (hereinafter called the "Preferred Stock") of the par value of one dollar ($1) each.

     (1) Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock, for such consideration and on such terms as it may determine, as Preferred Stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, powers and relative participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof. Such authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination of the following:

          (a) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

          (b) the dividend rate or amount for such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative, and if so, from which date or dates for such series;

          (c) whether or not the shares of such series shall be subject to redemption by the Corporation and the time, prices, and other terms and conditions of such redemption;

          (d) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

          (e) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of any class or classes, of stock of the Corporation and if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

          (f) whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and if they are to have such additional voting rights, the extent thereof, provided that the holders of shares of the Preferred Stock will not be entitled to more than the lesser of: (i) one vote per $100 liquidation value or (ii) one vote per share, when voting as a class with the holders of the shares of Common Stock, and will not be entitled to vote separately as a class except where the Preferred Stock is adversely affected or for the election of directors after default in the payment of dividends on Preferred Stock;

          (g) the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

          (h) any other powers, preferences, and relative, participating, optional, or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

     (2) Authority is hereby expressly granted to the Board of Directors from time to time to issue any authorized but unissued shares of Common Stock for such consideration and on such terms as it may determine.

     (3) All shares of any one series of Preferred Stock shall be identical in all respects except as to the dates from which dividends thereon may be cumulative. All series of the Preferred Stock shall rank equally and be identical in all respects except as otherwise provided in the resolution or resolutions providing for the issue of any series of Preferred Stock.

     (4) Whenever dividends upon the Preferred Stock at the time outstanding, to the extent of the preference to which such stock is entitled, shall have been paid in full or declared and set apart for payment for all past dividend periods, and after the provisions for any sinking or purchase fund or funds for any series of Preferred Stock shall have been complied with, the Board of Directors may declare and pay dividends on the Common Stock, payable in cash, stock or otherwise, and the holders of shares of Preferred Stock shall not be entitled to share therein, subject to the provisions of the resolution or resolutions creating any series of Preferred Stock.

     (5) In the event of any liquidation, dissolution, or winding up of the Corporation or upon the distribution of the assets of the Corporation or upon the distribution of the assets of the Corporation remaining, after the payment to the holders of the Preferred Stock of the full preferential amounts to which they shall be entitled as provided in the resolution or resolutions creating any series thereof, the remaining assets of the Corporation shall be divided and distributed among the holders of the Common Stock ratably, except as may otherwise be provided in any such resolution or resolutions. Neither the merger or consolidation of the Corporation with another corporation nor the sale or lease of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation or a distribution of its assets.

     (6) Except as otherwise required by law or provided by a resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of Common Stock shall have the exclusive power to vote and shall have one vote in respect of each share of such stock held by them and the holders of Preferred Stock shall have no voting power whatsoever. Except as otherwise provided in such a resolution or resolutions, the number of authorized shares of the Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote.

     (7) No holder of Preferred Stock or Common Stock of the Corporation shall have any preemptive right as such holder (other than such right, if any, as the Board of Directors in its discretion may by resolution, determine pursuant to this Article Fourth) to purchase, subscribe for or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants or any instruments evidencing rights or options to subscribe for, purchase or otherwise acquire any such shares, whether such shares, securities, warrants or other instruments are now, or shall hereafter be, authorized, unissued or issued and thereafter acquired by the Corporation.

     Fifth.  The name and mailing address of each incorporator is as follows:

NAME                                           MAILING ADDRESS
----                                           ---------------
Sibyl A. Garrett...................  P.O. Box 668, Montgomery, Alabama
Linda V. Neill.....................  P.O. Box 668, Montgomery, Alabama
Mary E. Lee........................  P.O. Box 668, Montgomery, Alabama

     Sixth.  The corporation is to have perpetual existence.

     Seventh. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized.

     (1) To make, alter or repeal the by-laws of the corporation.

     (2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

     (3) To declare such lawful dividends, either in cash or stock of the corporation, as in its discretion it may deem advisable.

     (4) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purposes and to abolish any such reserve in the manner in which it was created.

     (5) To fix the number of Directors which shall constitute the whole Board, subject to the following:

          (a) The number of Directors constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of Directors shall not be reduced so as to shorten the term of an Director at the time in office, and provided further, that the number of Directors constituting the entire Board shall be 21 until otherwise fixed by a majority of the entire Board, and shall not be less than three. Each Director shall be the record owner of one or more shares of common stock of the corporation.

          (b) The Board of Directors shall be divided into three classes, as nearly equal in numbers as the then total number of Directors constituting the entire Board permits with the term of office of one class expiring each year. At the annual meeting of stockholders in 1982, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, Directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any created directorships resulting from any increase in the number of Directors may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such Directors shall have been chosen and until their successors shall be elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director. Subject to the foregoing, at each annual meeting of stockholders the successors to the class of Directors whose term shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting.

          (c) Notwithstanding any other provisions of this certificate of incorporation or the by-laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the by-laws of the corporation), any Director or the entire Board of Directors of the corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.

          (d) Nominations for the election of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of Directors. Such nominations shall be made by notice in writing, delivered or mailed by first class United States Mail, postage prepaid, to the Secretary of the corporation not less than 14 days nor more than 50 days prior to any meeting of the stockholders called for the election of Directors; provided, however, that if less than 21 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders. Notice of nominations which are proposed by the Board of Directors shall be given by the Chairman on behalf of the Board.

          (e) Each notice under subsection (d) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and (iii) the number of shares of stock of the corporation beneficially owned by each such nominee.

          (f) The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     (6) By a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the Directors of the corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member or any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (7) (a) Except as set forth in Clause (d) of this paragraph (7) of Article Seventh the affirmative vote of the holders of at lease 75% of the outstanding shares of the corporation entitled to vote in election of Directors shall be required to effect or validate:

          (1) any merger or consolidation with or into any other corporation, or

          (2) any sale or lease of all or a substantial part of the assets of the corporation to any other corporation, person or other entity, if as of the record date for determination of stockholders entitled to notice thereof and to vote thereon, such other corporation, person or entity which is party to such a transaction is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of the corporation entitled to vote in elections of directors. Such affirmative vote shall be in addition to any vote of the holders of the shares of the corporation otherwise required by law, this certificate of incorporation or any agreement between the corporation and any national securities exchange.

     (b) For purpose of this paragraph (7) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of the corporation:

          (1) which it owns directly, whether not of record, or

          (2) which it has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants or options or otherwise, or

          (3) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (2) above), by an "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on May 1, 1977, or

          (4) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (2) above), by any other corporation, person or entity with which it or its "affiliate" or "associate" has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of the corporation. For the purpose of determining whether a corporation, person or entity is the beneficial owner of one or more of the outstanding shares of the corporation, the outstanding shares of the corporation shall include shares not in fact outstanding but deemed owned through the application of clauses (b)(2), (3) and (4) above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options or otherwise.

     (c) The Board of Directors shall have the power and duty to determine for the purposes of this paragraph (7), on the basis of information known to the corporation whether:

          (1) such other corporation or other entity beneficially owns more than 5% of the outstanding shares of the corporation entitled to vote in elections of Directors;

          (2) a corporation, person, or entity is an "affiliate" or "associate" (as defined in paragraph (b) above) of another;

          (3) the memorandum of understanding referred to in clause (d) below is substantially consistent with the transaction covered thereby.

          Any such determination shall be conclusive and binding for all purposes of this paragraph (7).

     (d) The provisions of this paragraph (7) shall not apply to:

          (1) any merger or similar transaction with any corporation if the Board of Directors of the corporations has approved a memorandum of understanding with such other corporation with respect to such transaction prior to the time that such other corporation shall have become the beneficial owner of more than 5% of the outstanding shares of the corporation entitled to vote in elections of Directors; or after such acquisition of 5% of the outstanding shares, if 75% or more of the entire Board of Directors approve such transaction prior to its consummation; or

          (2) any merger or consolidation of the corporation with, or any sale or lease to the corporation or any subsidiary thereof of any assets of, or any sale or lease by the corporation or any subsidiary thereof of any of its assets to, any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in election of Directors is owned of record or beneficially by the corporation and its subsidiaries.

     Eighth. Directors of Subsidiaries. The nomination and election of Directors of each corporation which is or may in the future be a subsidiary of the corporation shall be conducted in the manner prescribed in the charter or by-laws of said subsidiary corporation.

     Ninth. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

     Tenth. (1) The corporation shall indemnify its officers directors, employees and agents to the full extent permitted by the General Corporation Law of Delaware.

     (2) No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages, for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

     Eleventh. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on this application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said application has been made, be binding on all the creditors or class or creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     Twelfth. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation. Special meetings of the stockholders may be called at any time by the Chief Executive Officer, Secretary or Board of Directors of the corporation.

     Thirteenth. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     As provided in Article Seventh, paragraph (1), the Board of Directors is expressly authorized to make, alter or repeal by- laws of the corporation by a vote of a majority of the entire Board; and the stockholders may make, alter or repeal any by-laws whether or not adopted by them, provided however, that any such additional by-laws, alterations or repeal may be adopted only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) at a meeting of stockholders called for such purpose.

     Notwithstanding any other provision of this certificate of incorporation or the by-laws of the corporation (and in addition to any other vote that may be required by law, this certificate of incorporation or the by-laws), the affirmative vote of the holders of at least 75% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) shall be required to amend, alter or repeal any provision of Article Fourth; Article Seventh paragraph (5); Article Seventh paragraph (7); Article Ninth; Article Twelfth; or Article Thirteenth of the certificate of incorporation.

                                                                      APPENDIX B

                         REGIONS FINANCIAL CORPORATION

                           MANAGEMENT INCENTIVE PLAN

                   AMENDED AND RESTATED AS OF JANUARY 1, 1999

I. PURPOSE OF THE PLAN

     The purpose of the Plan is to:

          A. Optimize the soundness, profitability and growth of Regions Financial Corporation (the "Company");

          B. Promote and encourage excellence in the performance of individual responsibilities; and

          C. Provide an incentive opportunity and ensure appropriate total cash compensation for those members of management who are positioned to make significant contributions to the Company's success.

II. PLAN ADMINISTRATION

     The Committee shall be responsible for the management and administration of the Plan. The Committee has full authority to interpret, apply, and administer the Plan as it may be deemed to be in the best interests of the Company and its shareholders. The Committee may delegate certain administrative responsibilities as it deems appropriate to officers of the Company. Any decision by the Committee relating to the Plan or to awards thereunder shall be final and binding on the Participants.

III. PARTICIPATION IN THE PLAN

     A. The Committee shall, with respect to each Plan Year, determine which employees of the Company shall participate in the Plan for that Plan Year, based upon recommendations from the Chairman. Selection of Participants shall be made from among those senior Company staff members who are deemed to be sufficiently experienced and capable of making significant contributions to the Company. Participation is conditional; participation in one Plan Year does not guarantee participation in successive years. With respect to any employee of the Company who is a member of the Executive Advisory Council, selection of that employee to be a Participant shall be made no later than March 31 of the Plan Year to which participation relates, and shall be made in writing.

     B. Participation Tiers

     The Committee shall assign all Participants to Participation Tiers on the basis of their roles and responsibilities and/or Base Compensation grade for the Plan Year to which participation relates. With respect to any Participant who is a member of the Executive Advisory Council, assignment of the Participant to a Participation Tier shall be made no later than March 31 of the Plan Year to which participation relates, and shall be made in writing.

     C. Within each Participation Tier, Participants shall be assigned performance goals related to corporate, regional, unit and personal goals. With respect to any Participant who is a member of the Executive Advisory Council, the Committee's assignment of goals to that Participant shall be made by March 31 of the Plan Year to which the goals relate, and shall be in writing.

     D. For each Participation Tier, the Committee shall determine the target award opportunities that shall apply to Participants in that Participation Tier. Target award opportunities shall be expressed as a percentage of Base Compensation. The maximum target award permissible under the Plan shall be 60%. With respect to any Participant who is a member of the Executive Advisory Council, the determination of the target award opportunity applicable to that Participant shall be made by March 31 of the Plan Year to which the target award applies, and shall be in writing.

     E. Depending upon the extent to which performance goals are met or exceeded, the actual award opportunities for a Participant shall range from no award to a maximum of two times the target award opportunity, according to the provisions of Section IV.

IV. PERFORMANCE CRITERIA AND ANNUAL PLAN THRESHOLD

     A. Company performance. The Committee shall establish corporate, regional, and unit performance goals based on consolidated income before securities transactions, return on assets, return on equity, average loan growth, deposit growth, and other quantifiable financial objectives.

     B. Personal performance. Personal performance goals shall consist of annually established objectives and such other identified key aspects of performance as may be determined to be appropriate for the Participant.

     C. Each Plan Year the Committee will establish performance goals that define the range of performance which the Plan will recognize for the Plan Year to which the goals relate. With respect to any Participant who is a member of the Executive Advisory Council, such performance goals shall be in writing and shall be established before the earlier of (i) the date on which the outcome under the goals is substantially certain or (ii) March 31 of the Plan Year to which the goals relate. Corporate performance goals shall be recommended by the Chairman or Vice Chairman. Regional goals and unit bank goals shall be approved by the Regional Presidents. Corporate performance goals and regional goals must also be approved by the Chairman and the Committee. Personal performance goals shall be established by the Participant's manager and the next higher level of management, subject to the overall review and approval by the Chairman.

     D. If the Participant is a member of the Executive Advisory Council, Company performance goals and personal performance goals established by the Committee shall be objective performance goals within the meaning of Section 162(m) of the Internal Revenue Code and treasury regulations promulgated thereunder. Pursuant to those regulations, a performance goal shall be considered objective only if a third party having knowledge of the relevant facts could determine whether the goals have been met. Furthermore, and notwithstanding any other provision of the Plan to the contrary, once the Committee has established performance goals for a Participant who is a member of the Executive Advisory Council, the Committee shall have no discretion to (i) increase the amount of compensation that would otherwise be due upon the attainment of the goals or (ii) alter the goals for the Plan Year to which they relate.

     E. Levels of goal achievement shall be characterized as (i) threshold achievement, below which no award is payable; (ii) target achievement, or; (iii) maximum achievement, above which no additional award is payable.

     F. The Chairman shall recommend, subject to the approval of the Committee, the threshold, target, and maximum levels of achievement with respect to a Plan Year. The Chairman shall also recommend, subject to the approval of the Committee, specific floors and caps on these levels of achievement. With respect to Participants who are members of the Executive Advisory Council, threshold, target, and maximum levels shall be established by the Committee, in writing, no later than March 31 of each Plan Year, and shall remain in effect for the remainder of the Plan Year.

     G. For each Performance Tier, the Committee shall assign weightings to indicate the relative importance of each criterion in determining incentive awards earned under the Plan. The sum of weightings assigned to any Participant must equal 100%. These weightings may vary from Plan Year to Plan Year, and shall be based on recommendations by the Chairman or Vice Chairman subject to approval by the Committee. With respect to any Participant who is a member of the Executive Advisory Council, the Committee shall assign such weightings on or before March 31 of each Plan Year, and such weightings shall remain in effect for the remainder of the Plan Year.

V. PLAN ADMINISTRATOR'S DISCRETION

     The Committee, as plan administrator, is authorized to administer the Plan, subject to and in accordance with the provisions set forth herein, and shall have all powers necessary and appropriate to enable it to properly administer the Plan, including but not limited to the power to:

          A. approve the establishment and range of corporate goals, recommendations regarding participation, the amounts of individual award pay-outs, and all matters relating to the day-to-day operation of the Plan;

          B. construe and interpret the Plan, establish rules and regulations, delegate such administrative responsibilities as it deems proper, and to perform all other acts it deems necessary to carry out the intent and purpose of the Plan;

          C. modify or amend the terms of the Plan, as it becomes appropriate;

          D. cancel the participation of any person who conducts himself in a manner which the Committee, in the exercise of reasonable discretion, determines to be inimical to the best interests of the Company;

          E. correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem necessary; and,

          F. adopt and modify, as needed, guidelines for identifying Participation Tiers and Performance Criterion, assigning Participants to Participation Tiers and determining target awards for Participants within each Participation Tier.

     The Committee's determination under the Plan of the persons to participate and receive awards and the terms and conditions of such awards need not be uniformly applicable to all Participants, but may be made by the Committee on a selective basis among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated. The Committee shall have final approval authority over the payment of all awards under this Plan, whether individually or collectively.

VI. PLAN FUNDING AND ACCRUALS OF AWARDS

     The Plan is unfunded and awards hereunder shall be paid from general corporate funds.

VII. NEW PARTICIPANTS, PROMOTIONS, OR TRANSFERS

     All participation in the Plan is subject to approval by the Committee. Newly hired or promoted employees who enter positions which are considered to be eligible for participation in the Plan normally will enter the Plan on January 1 next following the date of hire or promotion. The Chairman, however, subject to approval by the Committee, may authorize immediate participation upon hire or promotion. In this event, Participants who enter the Plan during the Plan Year will receive awards calculated on a pro rata basis using the Base Compensation earned and levels of performance achieved for that eligible portion of the Plan Year.

VIII. TERMINATION OF EMPLOYMENT

     If a Participant terminates employment during a Plan Year for any reason other than Retirement, Disability, or death, no award will be payable under the Plan.

     If a Participant's employment terminates during a Plan Year as a result of Retirement, Disability, or death, the Participant, his Beneficiary, or his estate will receive a pro-rata portion of the incentive award determined as of the end of the Plan Year. The proration will be based on the Participant's year-to-date Base Compensation for the Plan Year and the achieved levels of performance as of the end of the Plan Year. The pro-rated award will be paid at the same time as awards are paid to active Participants.

     If a Participant's employment terminates between the end of the Plan Year and the Award Payment Date for any reason other than willful dishonesty or gross misconduct, the full award earned as of December 31 of the Plan Year will be paid. If the Participant's employment is terminated during this period for willful dishonesty or gross misconduct, no award will be payable.

IX. MISCELLANEOUS PROVISIONS

     A. Nonalienation of benefit. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void.

     B. Withholding of taxes. The Company shall have the right to deduct from any award payable under this Plan all applicable withholding and employment taxes at such times as they are due.

     C. Establishment of Base Compensation. All awards under the Plan shall be calculated on Base Compensation earned during the Plan Year.

     D. Other benefit plans. No awards, payments, or benefits paid under this Plan shall be taken into account in determining any benefits under any retirement, profit-sharing, or other employee benefit plan to which the Company contributes.

     E. Plan expenses. Any expenses incurred in the administration of this Plan shall be borne by the Company.

     F. Right to continued employment. Participation in this Plan shall not be construed as giving any Participant the right to be retained in the employ of the Company. Further, the Company expressly reserves the right at any time to dismiss any Participant with or without cause, such dismissal to be free from any liability or any claim under the Plan, except as provided herein.

     G. Construction of the Plan. The Plan shall be governed and interpreted in accordance with the laws of the State of Alabama, and shall be binding on and inure to the benefit of any successor or successors of the Company.

     H. Headings. The heading and subheadings in the Plan have been inserted for convenience and reference only and are not to be used in construing the instrument or any provisions hereof.

     I. Number and gender. The masculine pronoun used shall include the feminine pronoun and the singular number shall include the plural number unless the context of the Plan requires otherwise.

     J. Power to amend and terminate the Plan. The Committee may, at any time, without the need for obtaining approval of the shareholders, by an instrument in writing, suspend or terminate the Plan, in whole or in part, or amend it in such respects as the Committee, in its sole discretion, deems appropriate and in the best interests of the Company; provided, however, that shareholder approval shall be required for any amendment that changes the material terms of the Plan applicable to any Participant who is a member of the Executive Advisory Council.

X. DEFINITIONS

     When used herein, the following words and phrases shall have the meanings set forth below, unless a different meaning is clearly required by the context of the Plan.

     A. Award Payment Date shall mean the date on which incentive awards are paid to Participants, which may not be later than March 31 of the year following the Plan Year.

     B. Base Compensation shall mean income provided to the Participant for services rendered, also referred to as base salary, excluding overtime, commissions, awards from other incentive programs, Company contributions to fringe benefit programs (other than pre-tax contributions by employees to plans maintained under Sections 125 or 401(k) of the Internal Revenue Code), and other "non-salary" income.

     C. Beneficiary shall mean the person or persons designated by the Participant to receive amounts payable under the Plan in the event of the Participant's death.

     D. Committee shall mean the Directors Personnel Committee of the Board of Directors of Regions Financial Corporation.

     E. Company shall mean Regions Financial Corporation, its affiliates and subsidiaries, or any successor(s) thereto.

     F. Deferred Award shall mean that portion of an award which is held for payment at a designated future time in accordance with the provisions of the Regions Financial Corporation Optional Deferred Compensation Plan for Management Employees.

     G. Disability shall mean a physical or mental condition which renders the Participant incapable of performing the work for which he was employed or similar work, as evidenced by eligibility for and actual receipt of benefits payable under the Company's long-term disability program and/or Social Security.

     H. Executive Advisory Council shall mean the management committee of the Company, the membership of which is determined from time to time by the Chairman and CEO. As of the date of this amendment and restatement of the Plan, membership on the Executive Advisory Council consisted of the Chairman and CEO, the Vice Chairman/Executive Financial Officer, and the Regional Presidents.

     I. Participant shall mean any employee who is selected from the ranks of senior company staff who is selected by the Committee to be a member of the Plan, based on experience and capability.

     J. Participation Tier shall mean the level of participation assigned to each member of the Plan, based generally on the Participant's roles and responsibilities and/or Base Compensation, which determines the amount of the award in terms of a percentage of Base Compensation.

     K. Performance Criteria shall mean those specific financial statement items and personal goals which are determined to be the measurements of performance success in a given Plan Year.

     L. Plan shall mean the Regions Financial Corporation Management Incentive Plan, as set forth herein or in any amendments hereto.

     M. Plan Year shall mean any performance period which begins on January 1 and ends on December 31, i.e., the calendar year.

     N. Retirement shall mean the cessation of active employment by a Participant, whether such cessation is designated as "normal" (at age 65) or "early" (prior to age 65) retirement under the terms and conditions of the Regions Financial Corporation Retirement Plan.

     IN WITNESS WHEREOF, Regions Financial Corporation has caused this Amended and Restated Management Incentive Plan to be executed as of this the 1st day of January, 1999.

                                          REGIONS FINANCIAL CORPORATION

                                          By:    /s/ CARL E. JONES, JR.
                                            ------------------------------------
                                                     Carl E. Jones, Jr.
                                                       Its: President
                                                and Chief Executive Officer

ATTEST:

/s/ SAMUEL E. UPCHURCH, JR.
---------------------------------------------------------
Samuel E. Upchurch, Jr.
Its: Corporate Secretary

                                                                      APPENDIX C

                         REGIONS FINANCIAL CORPORATION

                         1999 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1

                                    PURPOSE

     1.1. General. The purpose of the Regions Financial Corporation 1999 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Regions Financial Corporation (the "Company"), by linking the personal interests of its employees, officers and directors to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1. Effective Date. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). However, the Plan shall be submitted to the stockholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the stockholders and if the stockholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the stockholders having approved the Plan.

                                   ARTICLE 3

                                  DEFINITIONS

     3.1. Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means and includes each of the following:

             (i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" ( as the term person is used for the purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") immediately after which such Person has beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company's then-outstanding Voting Securities; provided, however, in determining whether or not a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would constitute a Change in Control. A "Non-Control Acquisition" shall mean (A) an acquisition by (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company, (B) by the Company or (C) any Person in connection with a Non-Control Transaction (as defined).

             (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (iii) The consummation of:

                (A) A merger, consolidation or reorganization with or into the Company in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction". A "Non-Control Transaction" is a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                    (I) the stockholders of the Company immediately before such merger, consolidation, or reorganization, own, directly or indirectly, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting form such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                    (II) the individuals who were members of the Board
               immediately prior tot he execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation or a corporation owning directly or indirectly fifty-one percent (51%) or more of the Voting Securities of the Surviving Corporation, and

                    (III) no person other than (i) the Company, (ii) any
               subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation, or reorganization by the Company owns fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then-outstanding voting securities;

                (B) A complete liquidation or dissolution of the Company; or

                (C) The sale or other disposition of all or substantially all of the assets of the Company to any Person.

                Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change in Control shall occur.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Company" means Regions Financial Corporation, a Delaware corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3) or the regulations thereunder.

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Merger of Equals" means any Change of Control transaction approved by the Incumbent Board and specifically designated by the Incumbent Board as a Merger of Equals.

          (o) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (p) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (q) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (r) "Parent" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (s) "Participant" means a person who, as an employee, officer or director of the Company or any Subsidiary, has been granted an Award under the Plan.

          (t) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (u) "Plan" means the Regions Financial Corporation 1999 Long-Term Incentive Plan, as amended from time to time.

          (v) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (w) "Stock" means the $.625 par value Common Stock of the Company, and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

          (x) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (y) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (z) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (aa) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1. Committee. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2. Action by the Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3. Authority of Committee. The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     4.4. Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be ten million (10,000,000 shares. Not more than 10% of the total authorized shares may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 14.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 150,000. The maximum fair market value (measured as of the date of grant) of any Awards other than Options and SARs that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $4,000,000.

                                   ARTICLE 6

                                  ELIGIBILITY

     6.1. General. Awards may be granted only to individuals who are employees, officers or directors of the Company or a Parent or Subsidiary.

                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

     7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) below, it will automatically become a Non-Qualified Stock Option:

             (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

             (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

             (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

             (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

        Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) Right To Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right To Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE UNITS

     9.1. Grant of Performance Units. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. Right To Payment. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. Other Terms. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1. Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11

                              DIVIDEND EQUIVALENTS

     11.1. Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12

                            OTHER STOCK-BASED AWARDS

     12.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13

                        PROVISIONS APPLICABLE TO AWARDS

     13.1. Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

     13.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and
(iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal taxor securities laws or regulations applicable to transferable Awards.

     13.6. Beneficiaries. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8. Acceleration Upon A Change in Control. Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control which is not a Merger of Equals, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9. Acceleration Upon Certain Events Not Constituting A Change in Control. In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3.1) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10. Acceleration For any Other Reason. Regardless of whether an event has occurred as described in Section 13.8 or 13.9 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.10.

     13.11. Effect of Acceleration.  If an Award is accelerated under Section
13.8 or 13.9, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.12. Performance Goals. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specified performance period, (c) the Company's stock price, (d) the achievement by an individual, the Company, or a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share or decrease in expense, (e) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (f) any combination of the goals set forth in (a) through (e) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.13. Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

                                   ARTICLE 14

                          CHANGES IN CAPITAL STRUCTURE

     14.1. General. In the event a stock dividend is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 15.2, there shall be made such other equitable adjustment as the Committee shall approve.

                                   ARTICLE 15

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2. Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16

                               GENERAL PROVISIONS

     16.1. No Rights to Awards. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

     16.2. No Stockholder Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3. Withholding. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4. No Right to Continued Service. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Parent or Subsidiary.

     l6.5. Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

     16.6. Indemnification. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     16.7. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.8. Expenses. The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

     16.9. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.11. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.12. Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.13. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     16.14. Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the Regions Financial Corporation 1999 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on March 17, 1999.

REGIONS FINANCIAL CORPORATION

By: /s/ Carl E. Jones, Jr.
Its: President and Chief Executive Officer

                          REGIONS FINANCIAL CORPORATION
                                 P.O. BOX 10247
                         BIRMINGHAM, ALABAMA 35202-0247

Regions stockholders can now vote their shares over either the telephone or the internet. This eliminates the need to return the proxy card. To vote your shares over the telephone or the internet you must have your proxy card and SSN available. The series of numbers that appear in the box above must be used to access the system.

   1. To vote over the telephone: On a touch-tone telephone call 1-800-OK2-VOTE (1-800-652-8683), 24 hours a day, seven days a week.

   2. To vote over the internet: Log on to the internet and go to the website http://www.vote-by-net.com.

   Your vote over the telephone or the internet authorizes the named proxies in the same manner as if you marked, signed, dated and returned your proxy card. If you choose to vote your shares over the telephone or the internet, there is no need for you to mail back the proxy card.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints J. Stanley Mackin and Richard D. Horsley, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated on the reverse side, all the shares of common stock of Regions Financial Corporation ("Regions") held of record by the undersigned, at the Annual Meeting of stockholders to be held May 19, 1999, or any adjournment thereof. This card also constitutes voting instructions for all shares beneficially owned and votable, if any, by the undersigned as a participant in the Regions Financial Corporation Dividend Reinvestment Plan, Employee Stock Purchase Plan, Employee Profit Sharing Plan and/or Directors Stock Investment Plan and held of record by the administrators and trustees of such Plans. IF NO DIRECTION IS MADE AS TO THE MANNER OF VOTING, THE PROXY WILL BE VOTED FOR ITEMS ONE AND THREE AND FOR THE ELECTION OF DIRECTORS.

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, AND FOR ITEMS 2, 3, and 4.

1. Election of Directors

  To elect the five nominees for director of Regions listed below:

  [ ] FOR       [ ] WITHHELD

  For, except vote withheld from the following nominee(s):

  ------------------------------------------------------------------------------
  Sheila S. Blair, Barnett Grace, Olin B. King, Lee J. Styslinger, Jr., and
  C. Kemmons Wilson, Jr.


                  (Continued and to be signed on reverse side)

                           (Continued from other side)

2. Proposal to approve the proposed amendment to and restatement of the Certificate of Incorporation


                   [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. Proposal to approve the Management Incentive Plan.


                   [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

4. Proposal to approve the 1999 Long Term Incentive Plan.


                   [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

5. In their discretion on such other business as may properly come before the meeting or any adjournments thereof.

   Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of Regions at the meeting of the stockholder's decision to terminate this proxy, then this proxy shall be deemed terminated and of no further force and effect. This proxy may also be revoked by submission of a properly executed subsequently dated proxy or by written notice to Regions for receipt prior to the Annual Meeting.

                                                     Please sign exactly as your
                                                  name appears on this card.
                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title. If shares are
                                                  held jointly, each holder must
                                                  sign.

                                                     Please complete, date, sign
                                                  and mail this proxy promptly
                                                  in the enclosed
                                                  postage-prepaid envelope.

                                                  Date                   , 1999
                                                      -------------------

                                                  ------------------------------

                                                  ------------------------------
                                                           Signature(s)